Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

Exhibit 10.25B

SECOND AMENDMENT

TO

AMENDED AND RESTATED

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

CHARTER COMMUNICATIONS HOLDING COMPANY, LLC

This Second Amendment (the “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”) and Charter Communications Holding Company, LLC, a Delaware limited liability company (“Customer”).  CSG and Customer entered into that certain Amended and Restated CSG Master Subscriber Management System Agreement dated February 9, 2009 (the “Agreement”), and now desire to amend the Agreement in accordance with the terms and conditions set forth in this Amendment.  If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control.  Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement.  Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment.  Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

CSG and Customer agree to the following as of the Effective Date:

1.

Customer agrees to purchase and CSG agrees to provide CSG ACP Commercial Upgrade service as an upgrade to Customer’s CSG Services.  Therefore, upon execution of this Amendment, the following changes are hereby made to the Master Agreement:

A.	Schedule C and all other references to the Recurring Services in the Master Agreement shall also apply to ACP Commercial Upgrade as described in Exhibit C-6(a) attached hereto; and

B.	Schedule C shall be amended to add the following:

CSG ACP Commercial Upgrade……….………………………………………….…………………..Exhibit C-6(a)

2.

Upon execution of this Amendment and pursuant to the terms and conditions of the Agreement, which include Exhibit C-6(a), Customer agrees to pay the fees set forth below for the ACP Commercial Upgrade Service identified in Section 1 above:

ACP Commercial Upgrade Service (Note 1)

Description of Item/Unit of Measure	Frequency	Fee
ACP Commercial Upgrade Service
1.Perpetual License (per ***********) for the Term of the Agreement (Note 2) (Note 4)	*** *******	$**********
2.Annual Maintenance (per ***********) (Note 2)	********	$**********
Additional Capacity License (Note 3)
1.Perpetual License (per ***********) for the term of the Agreement (Note 4)	*** *******	$**********
2.Annual Maintenance (per ***********)	********	$*********

Note 1: In addition to the fees provided in this Amendment, the existing Basic Services Charge (“BSC”) and Voice Services Fee listed in Section I (under CSG SERVICES) of Schedule F of the Agreement will apply to the accounts associated with the ACP Commercial Upgrade service.

Note 2: License and Maintenance Fees. For ****** Customer commercial accounts with **** (*) ********* ***** or more, with ** ***** on other phone, HSI or video commercial accounts.

Note 3: Additional Capacity license means additional capacity of ****** ********** ******** with **** (*) ********* ***** or more, with ** ***** on other phone, HSI or video commercial accounts.

Note 4: ACPx upgrades and related functionality are not included in the license fees or ****** Maintenance provided herein and Customer shall be required to pay additional fees should it request an enhancement which is only available under ACPx..

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Note: The fees specified above will be subject to Section 5.3 Adjustment to Fees pursuant to the Agreement.

CSG shall invoice Customer as provided below and Customer shall make payment in accordance with the terms and conditions of the Agreement as provided below for the ACP Commercial Upgrade Service License in accordance with the Agreement:

▪	Invoiced upon execution of this Amendment$ *********
▪	Invoiced on ***** *** ****$**********
▪	Invoiced on ***** *** ****$**********
▪	Invoiced on ***** *** ****$**********

Total$**********

Note: ***** **** ****** Maintenance will be invoiced ***** *** **** and future years will be invoiced on the anniversary date of the ***** **** ****** Maintenance during the term of the license of the CSG ACP Commercial Upgrade.

3.	The following additional terms and conditions apply to the ACP Commercial Upgrade.

a)Account Hierarchy Fees.  Account Hierarchy fees are included in the license fees and may be used for all varieties of commercial business accounts.

b)Enhanced Account Ledger (EAL). Customer's EAL monthly charge of $****** per ********** will be included in the ******* *** *********** ****, at ** ********** ****.  EAL may be used for both residential and commercial accounts.

c)For clarification purposes, Credit Management and Collections services listed in the Agreement are services that cannot be provided for commercial accounts.  In addition, Care Express (Self-Care) is functionality that is excluded for commercial services.

4.	Schedule F shall be amended as follows:

a)	Manual Insertion Fee listed in Section III. Payment Procurement (under CSG SERVICES) shall be deleted in its entirety and replaced with the following:

Description of Item/Unit of Measure	Frequency	Fee
iii)Manual Insertion Fee (for statements hand inserted into a flat envelope)(per *********)	*** *********	$******

b)	Special Printer/Inserter Setup fees shall be added to Schedule F in Section III. Payment Procurement (under CSG SERVICES):

Description of Item/Unit of Measure	Frequency	Fee
1.Special Printer/Inserter Setup Fee (for cycles less than 3,000 printed statements) (per job, per cycle, per system principle)	**********	$*****

5.    Call Data Records (CDR) Repository. The CDR Repository is a database repository which captures and organizes CDRs in a customer-friendly format from Event Processing Systems (EPS) and provides a convenient and responsive interface to CSG’s Electronic Bill Payment and Presentment (EBPP) for the retrieval of the CDRs for display.  The terms and conditions for CSG-hosted or Customer-hosted CDR repositories are applicable for the APC Commercial Upgrade.  Customer will have the flexibility to use CDR for any account with telephone lines, regardless of the number of lines on the account. The following recurring fees shall be charged for the CDR Repository:

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Price Breakdown:

Service	One-Time	Monthly
CSG Hosted Solution: DB Server Hardware, Software and Server Support		$*********
EPS Processing fee for non-billable CDRs (per the Master Agreement) (Note 1)		$****** *** ***
Software Maintenance - Post production support		$******** (** ***** at $****** per ****** per ****)

Note 1: The Processing Fee per *** (**** ****** ******) shall be ********** by ****** ******* (**%) per *** from the date of implementation through ******** *** ****.  Thereafter, the contractual rate per *** **** ** *******.  The recurring ******* fees provided in this Amendment supersede the recurring ******* fees provided in SOW #2300212.

6.	Termination of License.

(a)  After *** (*) **** of production use of the license, if CSG does not meet Customer’s commercial business needs, as mutually determined by CSG and Customer, Customer will have the right, no less than ****** (**) ****' ***** to the expiration of the then-current ****** Maintenance term, to provide written notice to CSG of its intent to terminate its license to use the ACP Commercial Upgrade, and, thereafter, Customer shall not be responsible for any further payment of fees not then due and owing upon the effective date of termination relative to the license or the ****** Maintenance, but Customer shall not be entitled to any refund of any previously paid ****** Maintenance or license fees.

(b) If Customer elects to terminate for convenience at any time prior to making full payment of the license fees hereunder, Customer may do so at any time by paying the remaining license fees in accordance with this Amendment (refunds of paid maintenance fees are not available), but Customer shall not be responsible for any additional ****** Maintenance not then due and owing upon the effective date of termination.

(c)  Customer may elect to migrate its commercial business customers to other non-CSG platforms at any time, so long as the license fees and corresponding ****** Maintenance fees for the ACP Commercial Upgrade are paid in full.

THIS AMENDMENT is executed on the day and year last signed below (the “Effective Date”).

CHARTER COMMUNICATIONS HOLDING COMPANY, LLC (“CUSTOMER”) By: Charter Communications, Inc., its Manager	CSG SYSTEMS, INC. (“CSG”)
By: /s/ Joseph R. Stackhouse	By: /s/ Joseph T. Ruble
Title: SVP	Title: E.V.P. & General Counsel
Name: Joseph R. Stackhouse	Name: Joseph T. Ruble
Date: 5-7-09	Date: 5-7-09

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Exhibit C-6(a)

CSG ACP COMMERCIAL  UPGRADE

ACP Commercial Upgrade Definition.

The ACP Commercial Upgrade is a series of operational and functional enhancement projects packaged as a onetime platform upgrade.  It is an upgrade to the existing ACP and ACP-V platform on which residential services are provided and, therefore, Customers obtaining the Upgrade platform will continue to be subject to the terms, conditions and pricing of the ACP platform services.  Commercial accounts shall mean an account with **** (*) ********* ***** or more, with ** ***** ** ***** *****, HIS or video commercial accounts or an account designated by Customer as a commercial account.

ACP Commercial Upgrade Description.

The solution will add the necessary operational efficiency improvements and new features to support CSG customers wanting to offer commercial services to the market place.  The solution is built atop the existing ACP and ACP Voice infrastructure and will, therefore, provide comparable functionality as ACP and ACP Voice but will be tuned to appropriately scale to meet the more demanding needs of larger commercial account structures.  Additionally, there are a number of commercial specific functional enhancements that are incremental to the existing solution capabilities.  The solution is tailored to meet the unique needs of the Very Small Business (VSB), Small Offices Home Offices (SOHOs), and Small to Medium Businesses (SMBs) customer segments.

The ACP Commercial Upgrade is intended to support a single Customer/Location structure capable of supporting 1-30 voice lines and/or trunking service(s).  Larger account structures can be achieved via CSG’s current Account Hierarchies functionality in which multiple individual accounts can be aggregated into a larger account structure.

The ACP Commercial Upgrade will be delivered over two major CSG software releases and will include the following:

Release 3 – 2009

•	Performance Tuning and Operational Engineering
o	Enhancements and refactoring of the following application components:
-
-	Order Management-Better management of the order items and efficient order processing
-

Interfaces – Interface message sizes will increase for larger commercial Accounts and therefore changes to the message buffer size and processing time out values will be adjusted to accommodate the larger Order payloads.

-	Database Model – Modifications to the data model, changes to trigger logic, and use of latest efficient database constructs and technology
o	Account Inventory Item Governors – Provides the ability to limit the number of inventory items (e.g. Telephone Numbers) supported for a given account type (i.e. Residential vs. Commercial)

Release 1 – 2010:

•	Service Code enhancements
o	Rate changes will be supported for Bulk Services where the rate does not differ from new default rate
o	Security support for Individual Case-based Pricing (ICP) for situations that call for contracted rates that vary from new standard default rate
o	New Commercial Services filter will be implemented to filter the list of available service (i.e. present residential services or commercial services or both)
•	Distinct Residential and Commercial workflows
o	Customer Records will be identified and tagged in the Customer/Account setup process as either Residential or Commercial
-

Commercial specific ACSR® OWF modifications will be made to expose the new 50 character Company Name, and Responsible Party fields.  (NOTE – invoice and envelope design changes may be required to accommodate a new Address Information Block when electing to enable the new feature.)

-	Service Classification and Availability rules will be enhanced to account for new Customer/Account Type filter values (i.e., present residential services, commercial services, or both)
•	Enhancements to Telephone Number Inventory Management

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

o	Residential and Commercial TN Inventories will be managed by a common TN Inventory Management System (i.e. ACPV BackOffice)
-	Consistent processes, management, and reporting functions
o	Enhanced capabilities to search Telephone Number inventory for contiguous number blocks
o	Capability to reserve TN blocks to Accounts via ACSR (security controlled)
o	Ability to propagate same parameter values to all the parameters belonging to the multiple instances of the same catalog
•	Invoice and Statement requirements to support up to ** ****** ********* **** ***** and additional commercial information
o	Support for up to ** ****** ********* **** *****
-

Client driven Statement Form Types will support custom and tailored invoice formats for different business segments and verticals; provided, however, that efforts to develop a client driven Statement Form Type will be covered in a separate statement of work, signed by CSG and Customer

o	Support for new 50 character Company Name and Responsible Party attributes in Commercial Account setup workflow, and provide options for new Envelope Name/Address Block
-	Note – may require design changes with CSG’s Output Solutions Center which will be covered in a separate statement of work signed by CSG and Customer
o	Ability to summarize and prioritize the statement display of services, packages, installs, deposits, prorates, offers, bundles, products, and standalone entities
-	Detailed Account Hierarchy Control Account statements will support the summary of Services, Packages, Installs, Deposits, and Prorates
o	Provide the ability to capture an “Alternate Service Descriptor” on a per account or account item basis for customer charge reconciliation
-	Examples include Purchase Order Numbers, Contract IDs, Sales Channel Identifiers, etc.
o
•	Support for Commercial Electronic Bill Presentment and Payment (EBPP) options via CareExpress
o	Commercial account enrollment, and EBPP functions
o	Electronic invoice download capability
•	(Optional) compatible upgrade to new EAL System